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                                                                     EXHIBIT 4.1

                               FORM OF CERTIFICATE
                    (Beacon Education Management, Inc. Logo)


NUMBER BEM ________                                                       SHARES


COMMON STOCK                                               CUSIP NO. 073575 10 2
$.01 PAR VALUE                               SEE REVERSE FOR CERTAIN DEFINITIONS


                        BEACON EDUCATION MANAGEMENT, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that



is the owner of

           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

Beacon Education Management, Inc. (hereinafter referred to as the "Company"), transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation of the Company (a copy of which certificate is on file with the Transfer Agent), to all of which the holder by acceptance hereof assents.

This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

In witness whereof, the Company has caused this certificate to be signed by its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:
    AMERICAN STOCK TRANSFER & TRUST COMPANY
                      TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE
                       /s/ Jodi Tucker     /s/ Michael B. Ronan

                       SECRETARY           PRESIDENT AND CHIEF EXECUTIVE OFFICER







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                        BEACON EDUCATION MANAGEMENT, INC.

Beacon Education Management, Inc. will furnish without charge to each stockholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which Beacon Education Management, Inc. is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Any such request is to be addressed to the Secretary of Beacon Education Management, Inc. or to the Transfer Agent named on the face of this certificate.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common                  UNIF GIFT MIN ACT - _________CUSTODIAN____________
TEN ENT - as tenants by the entireties                               (Cust)            (Minor)
JT TEN  - as joint tenants with right                             Under Uniform Gifts to Minors Act
          of survivorship and not as tenants                        _____________________________
          in common                                                            (State)

                                                UNIF TRAN MIN ACT - ________CUSTODIAN___________
                                                                      (Cust)           (Minor)
                                                               Under Uniform Transfers to Minors Act

                                                               _____________________________________
                                                                               (State)



Additional abbreviations may be used though not in the above list.

For Value Received                         hereby sell, assign and transfer unto
                  ------------------------

SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________

________________________________________________________________________________
               (Please print or type name and address of assignee)
________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________ shares shares of the capital stock represented by the within certificate and do hereby irrevocably constitute and appoint _________________________________ Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated
      ---------------------

                                     ------------------------------------------_
                                     NOTICE: The Signature(s) to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


          Signature(s) guaranteed by:
                                     -------------------------------------------
                                     The signature(s) should be guaranteed by an
                                     Eligible Guarantor Institution (Banks,
                                     Stockholders, Savings and Loan Associations
                                     and Credit Unions with membership in an
                                     approved signature guarantee medallion
                                     program), pursuant to S.E.C. Rule 17Ad-15.


KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST OR STOLEN, MUTILATED OR DESTROYED, THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.